Exhibit 99.1

Biote to be Listed on Nasdaq through a Business Combination with

Haymaker Acquisition Corp. III

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Biote is a high-growth medical practice-building company operating within the multi-billion dollar hormone optimization space. Biote-certified practitioners provide personalized therapies to their patients who experience hormone imbalances. Biote is an established company with projected revenue of $136 million and Adjusted EBITDA of $38 million for 2021 and forecasted revenue of $160-166 million and Adjusted EBITDA of $46-50 million for 2022.

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The implied initial equity value of the business combination is approximately $737 million, with the combined company expected to have $195 million in cash after closing, assuming no Haymaker stockholders elect to have their shares redeemed.

•	The business combination will enable further expansion of Biote’s commercial operational footprint to support accelerated growth, as well as clinical research and product development.

•	The business combination is expected to be completed in the first half of 2022, and the combined company will be listed on the Nasdaq under the ticker symbol “BTMD.”

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The transaction is further supported by committed debt financing from Truist Bank and Truist Securities, Inc. (collectively, “Truist”), subject to customary conditions. Biote expects that the cash proceeds will be sufficient for the parties to fully meet the minimum cash requirement to close.

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Biote is woman-led by CEO Terry Weber, an accomplished leader in industries that were traditionally closed to women, who is committed to driving innovation in the hormone optimization market in order to address the 200 million individuals in the U.S. who suffer from hormone imbalance.

IRVING, TX, December 13, 2021 — BioTE Holdings, LLC, (Biote), a high-growth, differentiated medical practice-building business within the hormone optimization space (“Biote”), and Haymaker Acquisition Corp. III (Nasdaq: HYAC) (“Haymaker”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon closing, the combined company’s Class A common stock is expected to be traded on the Nasdaq Stock Market (“Nasdaq”) under the symbol “BTMD.”

Management Comments

“Biote has a huge opportunity to enable physicians to help this highly underserved patient population take greater control of their health. Biote is committed to educating and empowering providers to effectively treat patients and help them understand the critical role that hormones play in healthy aging,” said Terry Weber, CEO of Biote. “We welcome Haymaker as partners and look forward to the role our status as a public company will play in increasing access to, and awareness of, our leading hormone therapy practice-building business.”

“I am personally thrilled to partner with Biote management on their emergence as a public company. Biote has built a unique and strong business model, with tremendous white space, recurring revenue, and high cash flow,” said Steven J. Heyer, CEO of Haymaker. “This is one of the best business models I have seen.”

“We are excited to partner with Biote and their impressive team of industry and medical leaders,” said Andrew R. Heyer, President of Haymaker. “Our partnership with Biote will play a significant role in increasing awareness of the benefits of hormone therapy. We see a tremendous market opportunity in this type of therapy and are pleased to support Biote’s mission of changing healthcare for the better.”

Key Transaction Terms

The combined company is projected to have approximately $195 million in cash on its balance sheet after closing, after the payment of transaction expenses and distributions to Biote members, derived from $317.5 million of cash held in Haymaker’s trust account transferred to the company (assuming zero redemptions from trust), the proceeds of the Truist debt financing, and expected balance sheet cash as of closing.

As part of the transaction, Biote’s current management and existing equity holders will roll the majority of their equity into the combined company. Assuming no public stockholders of Haymaker exercise their redemption rights, ownership of the combined company immediately following the closing is expected to be comprised of current Biote equity holders with 48% and Haymaker stockholders (including its sponsor) with 52%, excluding the impact of deferred equity held by Biote members and Haymaker Sponsor III LLC. Biote intends to use the proceeds of the transaction to expand commercial operations and accelerate growth in the U.S.

The transaction, which has been approved by the members and board of managers of Biote and the Board of Directors of Haymaker, is subject to approval by Haymaker’s stockholders and other customary closing conditions. The proposed business combination is expected to be completed in the first half of 2022.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a Current Report on Form 8-K to be filed by Haymaker with the United States Securities and Exchange Commission (“SEC”). Haymaker will file a proxy statement with the SEC in connection with the transaction.

Company Overview

Biote is a practice-building business with a leading bioidentical hormone replacement optimization platform and complementary nutraceutical business. The company delivers a comprehensive, end-to-end platform that provides practitioners with medical education, training and certification, practice management software and, digital and point-of-care marketing support. Biote derives revenues by contractually sharing in the profit generated by Biote-certified practitioners and through the sale of its Biote-branded nutraceutical products. Biote-certified practitioners deliver personalized hormone replacement therapy to relieve the symptoms of hormonal imbalance, which affects approximately 200 million Americans. Hormone optimization has been shown to have both significant health and quality of life benefits for patients.

Since its founding in 2012, Biote has grown its network of medical providers to 4,700 practitioners in the U.S. Biote-certified practitioners administer bioidentical hormone therapy via a simple in-office procedure, providing a convenient solution to a broad, underserved patient population. Patients can find a provider near them by searching Biote’s online provider database.

Advisors

Cooley LLP is acting as legal advisor to Biote. Jefferies is acting as financial and capital markets advisor to Biote. Truist Securities is acting as financial advisor to Biote. William Blair is acting as financial and capital markets advisor to Haymaker. Citigroup is acting as financial advisor to Haymaker. Truist Securities and Cantor Fitzgerald are acting as capital markets advisors to Haymaker. DLA Piper LLP (US) and Ellenoff Grossman & Schole LLP are acting as legal advisors to Haymaker.

Management Presentation

A presentation made by the management teams of both Biote and Haymaker regarding the transaction will be available on the websites of Biote at www.biote.com/investors and Haymaker at https://haymakeracquisition.com/home/. Haymaker will also file the presentation with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About Biote

Biote operates a high growth, differentiated medical practice-building business within the hormone optimization space. Similar to a franchise model, Biote provides the necessary components to enable practitioners to establish, build, and successfully operate a hormone optimization center to treat patients appropriate for therapy. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

About Haymaker Acquisition Corp. III

Haymaker Acquisition Corp. III is a blank check company formed for the purpose of effecting a business combination, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Haymaker is led by Chief Executive Officer and Executive Chairman, Steven J. Heyer; President, Andrew R. Heyer; and Chief Financial Officer, Christopher Bradley.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed business combination between Haymaker and Biote. A full description of the terms of the business combination will be provided in a proxy statement to be filed with the SEC by Haymaker, which will be mailed to its shareholders once definitive. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Haymaker’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about Biote, Haymaker and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to shareholders of Haymaker as of a record date to be established for voting on the proposed business combination. Shareholders of Haymaker will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Haymaker, 501 Madison Avenue, 12th Floor, New York, NY 10022.

Participants in the Solicitation

Haymaker and its directors and executive officers may be deemed participants in the solicitation of proxies from Haymaker’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Haymaker is contained in Haymaker’s registration statement on Form S-1, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Haymaker, 501 Madison Avenue, 12th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

Biote and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Haymaker in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Forward-Looking Statements

Except for historical information contained herein, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the proposed business combination between Haymaker and Biote, the benefits of the transaction, the amount of cash the transaction will provide Biote, the anticipated timing of the transaction, the services and markets of Biote, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Haymaker’s securities; (ii) the risk that the transaction may not be completed by Haymaker’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Haymaker; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Haymaker, the satisfaction of the minimum cash amount following any redemptions by Haymaker’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Biote’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Biote; (viii) the outcome of any legal proceedings that may be instituted against Biote or Haymaker related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Haymaker’s securities on a national securities exchange; (x) changes in the competitive industries in which Biote operates, variations in operating performance across competitors, changes in laws and regulations affecting Biote’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Biote’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete the Truist debt financing; and (xv) risks and uncertainties related to Biote’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its nutraceutical business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of proxy statement, when available, and other documents filed by Haymaker from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Biote nor Haymaker assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Haymaker nor Biote gives any assurance that either Haymaker or Biote, or the combined company, will achieve its expectations.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Haymaker, Biote or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that Biote’s presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. Biote believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Biote. Biote management uses forward-looking non-GAAP measures to evaluate Biote’s projected financials and operating performance. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See the Biote presentation referenced above for reconciliations of our non-GAAP measures to the nearest GAAP measures.

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